Exhibit 99.1

QSYMIA EUROPEAN STRATEGY Goal Satisfy FDA post-approval requirements with a single CVOT (AQCLAIM/OB-401) that may also support EU registration Strategy Create interim analysis CVOT so that ~two years of data may be used to support an application while trial continues Tactics Dialog with Scientific Advice Working Party (SAWP) - COMPLETED Revised OB-401 protocol 10 years of exclusivity via CHMP central process ©2014 VIVUS Inc. All rights reserved | www.vivus.com 22